Exhibit 99.1

XCF Global Continues New Rise Reno Planned Upgrade and Secures Forbearance Agreement Related to New Rise Renewables Reno Ground Lease

Agreement continues through January 1, 2027, subject to specified conditions, supporting New Rise’s planned upgrade path and operational progress.

Houston, TX — May 1, 2026 — XCF Global, Inc. (“XCF”) (Nasdaq: SAFX) an emerging player in lowering emissions and strengthening domestic renewable energy resilience of the aviation industry through Sustainable Aviation Fuel (“SAF”), today announced that New Rise Renewables Reno, LLC (“New Rise”), a subsidiary of XCF, has entered into a forbearance agreement dated April 27, 2026 (the “Agreement”) with Twain GL XXVIII, LLC (the “Landlord”) in connection with the ground lease for New Rise’s Reno, Nevada facility.

New Rise Reno was commissioned in February 2025 and has produced SAF, renewable diesel, and renewable naphtha. Since the start of commercial operations in March 2025, the facility has produced more than 2.5 million gallons of renewable fuels. New Rise Reno is in the final stages of its planned upgrade, intended to strengthen long-term operability and repeatability. Current workstreams are focused on improving operating stability and equipment readiness, reinforcing quality systems required for certified fuel, and strengthening start-up and operating procedures. XCF is targeting a return to operations in June, subject to completion of upgrade activities and standard start-up procedures.

Under the Agreement, the Landlord agreed to forbear from exercising certain rights and remedies under the applicable lease documents with respect to certain alleged events of default through January 1, 2027, subject to New Rise’s compliance with the terms and conditions of the Agreement including the required payments therein. For more information, please see the form of agreement filed today on Form 8-k.

About XCF Global, Inc.

XCF Global, Inc. (“XCF”) is an emerging sustainable aviation fuel company dedicated to accelerating the aviation industry’s transition to net-zero emissions. Our flagship facility, New Rise Renewables Reno, has a permitted nameplate production capacity of 38 million gallons per year, positioning XCF as an early mover among large-scale SAF producers in North America. XCF is working to advance a pipeline of potential expansion opportunities in Nevada, North Carolina, and Florida, and to build partnerships across the energy and transportation sectors to scale SAF globally. XCF is listed on the Nasdaq Capital Market and trades under the ticker, SAFX.

To learn more, visit www.xcf.global

Contacts

XCF Global: Corporate Comms

media@xcf.global

Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve substantial risks and uncertainties, including statements regarding the expected return to operations of New Rise’s Reno, Nevada facility and the expected duration of the forbearance agreement with Twain GL XXVIII, LLC. All statements, other than statements of historical facts, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “aim,” “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “plan,” “could,” “would,” “project,” “predict,” “continue,” “target,” “objective,” “goal,” “designed,” or the negatives of these words or other similar terms or expressions that concern XCF’s expectations, strategy, priorities, plans, or intentions. Forward-looking statements are based upon current plans, estimates, expectations, and assumptions that are subject to risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may differ materially from those expressed or implied by such forward-looking statements.

We can give no assurance that such plans, estimates, or expectations will be achieved, and therefore, actual results may differ materially from any plans, estimates, or expectations in such forward-looking statements.

Forward-looking statements are based on current expectations, estimates, assumptions and projections and involve known and unknown risks and uncertainties that may cause actual results, developments or outcomes to differ materially from those expressed or implied by such statements. Important factors that could cause actual results, developments or outcomes to differ materially include, among others: (1) changes in domestic and foreign business, market, financial, political, and legal conditions; (2) unexpected increases in XCF Global’s expenses, including manufacturing and operating expenses and interest expenses, as a result of potential inflationary pressures, changes in interest rates and other factors; (3) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any agreements with regard to XCF Global’s business combination agreement with DevvStream Corp. and Southern Energy Renewables Inc. (the “Business Combination”) and/or its offtake arrangements; (4) the outcome of any legal proceedings that may be instituted against the parties to the Business Combination or others; (5) XCF Global’s ability to regain compliance with Nasdaq’s continued listing standards and thereafter continue to meet Nasdaq’s continued listing standards; (6) XCF Global’s ability to integrate the operations of New Rise and implement its business plan on its anticipated timeline; (7) XCF Global’s ability to raise financing to fund its operations and business plan and the terms of any such financing; (8) the New Rise Reno production facility’s ability to produce the anticipated quantities of SAF without interruption or material changes to the SAF production process; (9) the New Rise Reno production facility’s ability to produce renewable diesel in commercial quantities without interruption during the ongoing SAF ramp-up process; (10) XCF Global’s ability to resolve current disputes between its New Rise subsidiary and its landlord with respect to the ground lease for the New Rise Reno facility; (11) XCF Global’s ability to resolve current disputes between its New Rise subsidiary and its primary lender with respect to loans outstanding that were used in the development of the New Rise Reno facility; (12) payment of fees, expenses and other costs related to the completion of the Business Combination and the New Rise acquisitions; (13) the risk of disruption to the current plans and operations of XCF Global as a result of the consummation of the Business Combination; (14) XCF Global’s ability to recognize the anticipated benefits of the Business Combination and the New Rise acquisitions, which may be affected by, among other things, competition, the ability of XCF Global to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (15) changes in applicable laws or regulations; (16) risks related to extensive regulation, compliance obligations and rigorous enforcement by federal, state, and non-U.S. governmental authorities; (17) the possibility that XCF Global may be adversely affected by other economic, business, and/or competitive factors; (18) the availability of tax credits and other federal, state or local government support; (19) risks relating to XCF Global’s and New Rise’s key intellectual property rights, including the possible infringement of their intellectual property rights by third parties; (20) the risk that XCF Global’s reporting and compliance obligations as a publicly-traded company divert management resources from business operations; (21) LOIs and MOUs may not advance to definitive agreements or commercial deployment; (22) the effects of increased costs associated with operating as a public company; and (23) various factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in XCF Global’s filings with the Securities and Exchange Commission (“SEC”), including its most recent Form 10-K, filed with the SEC on March 31, 2026, this Press Release and other filings XCF Global made or will make with the SEC in the future. If any of the risks actually occur, either alone or in combination with other events or circumstances, or XCF Global’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that XCF Global does not presently know or that it currently believes are not material that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect XCF Global’s expectations, plans or forecasts of future events and views as of the date of this Press Release. These forward-looking statements should not be relied upon as representing XCF Global’s assessments as of any date subsequent to the date of this Press Release. Accordingly, undue reliance should not be placed upon the forward-looking statements. While XCF Global may elect to update these forward-looking statements at some point in the future, XCF Global specifically disclaims any obligation to do so.

Any forward-looking statements speak only as of the date of this press release. XCF undertakes no obligation to update any forward-looking statements, whether as a result of new information or developments, future events, or otherwise, except as required by law. Neither future distribution of this press release nor the continued availability of this press release in archive form on XCF’s website at www.xcf.global/investor-relations should be deemed to constitute an update or re-affirmation of these statements as of any future date.